UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 23, 2013

BIO-KEY INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13463	41-1741861
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3349 Highway 138, Building D, Suite B

Wall, NJ 07719

(Address of principal executive offices) (Zip Code)

(732) 359-1100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

The information provided in Item 3.02 is hereby incorporated by reference.

Item 3.02     Unregistered Sales of Equity Securities.

On July 23, 2013, BIO-Key International, Inc. (the “Company,” “we” or “us”), pursuant to a Securities Purchase Agreement (the “SPA”), issued to certain private investors 3,500,006 units consisting of 3,500,006 shares of our common stock and warrants to purchase an additional 3,500,006 shares of our common stock for an aggregate purchase price of $1,050,000. Each unit had a purchase price of $0.30 and consisted of one share of common stock and one warrant.

The warrants are immediately exercisable at an exercise price of $0.40 per share at any time prior to July 22, 2018. The exercise price and the number of shares issuable upon exercise of the warrants are subject to adjustment upon the occurrence of certain events, including stock dividends, stock splits, combinations, and reclassifications of our capital stock, and the warrants immediately terminate upon the sale of all or substantially all of our assets or the acquisition of more than 50% of our voting securities by any person in one or a series of related transactions. The warrants do not confer upon the holders thereof any voting, dividend or other rights as stockholders of our company.

Investors in the July 2013 private offering have anti-dilution rights which require us to issue additional shares of common stock to such investors if, within the six (6) month period after July 23, 2013, we issue additional shares of common stock (other than to employees, officers, directors or consultants or pursuant to stock dividends) at a purchase price less than $0.30 per share. The number of additional shares issuable is determined pursuant to a formula based on the number of shares issued at such lower price and the total number of shares outstanding at the time of such issuance calculated on a fully-diluted basis.

The securities were issued in a private placement transaction solely to a limited number of accredited investors pursuant to the exemption from registration provided by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D thereunder, without engaging in any advertising or general solicitation of any kind and without payment of underwriting discounts or commissions to any person.

The descriptions of the SPA and the warrants set forth above are qualified in their entirety by reference to a copy of the SPA and the Form of Warrant filed previously with the Securities and Exchange Commission, which are referenced in Item 9.01 to this report.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

10.1	Form of Securities Purchase Agreement (incorporated by reference to Exhibit 10.29 to the registration statement on Form S-1, filed with the SEC on July 26, 2013)

10.2	Form of Warrant (incorporated by reference to Exhibit 10.30 to the registration statement on Form S-1, filed with the SEC on July 26, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-Key International, Inc.

Date: July 26, 2013	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer